Exhibit 10.2


                   ASSIGNMENT OF NOTE AND OTHER LOAN DOCUMENTS

     THIS ASSIGNMENT OF NOTE AND OTHER LOAN DOCUMENTS (the "Assignment") is made by Bank of America, N.A. ("Assignor"), whose mailing address is 101 North Tryon Street, NC1-001-13-26, Charlotte, North Carolina 28255 to and in favor of Fair Holdings, Inc. ("Assignee"), whose mailing address is 815 E. Main Street, Akron, Ohio 44305 relating to an obligation of Danzer Industries, Inc. (the "Borrower"), whose last known mailing address is 17500 York road, Hagerstown, MD 21740.

                                    RECITALS:

     A. Assignor is the owner and holder of that certain loan (the "Loan") evidenced by one or more Promissory Notes, (the "Note") payable to Assignor (or Assignor's predecessor) and delivered by Borrower which Loan may be further evidenced or secured by one or more Deeds of Trust (the "Deed of Trust"), one or more security agreements (the "Security Agreement"), one or more UCC-1 financing statements (the "UCC"), one or more guaranties (the "Guaranty") and such other documents evidencing the indebtedness of Borrower to Assignor and the related security interests of Assignor, all of which may have been subsequently modified or amended all as more particularly described on Schedule A attached hereto (the "Schedule") and by this reference made a part hereof.

     B. The Note, any Deed of Trust, Security Agreement, UCC, Guaranty, or other documents and instruments executed and/or delivered in connection with the subject Loan are hereinafter collectively referred to as the "Loan Documents".

     C. Assignor desires to sell and assign to Assignee, and Assignee desires to purchase from Assignor, Assignor's interest in and to the Loan Documents.

                                   AGREEMENT:

     NOW, THEREFORE, for and in consideration of the premises, the covenants herein set forth, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor SELLS, NEGOTIATES, ASSIGNS, ENDORSES, TRANSFERS, GRANTS, CONVEYS, and DELIVERS unto Assignee all of the Assignor's right, title, interest and benefit to, in and under the Loan Documents and the sums payable thereunder, with interest from the Effective Date of this Assignment without recourse, representations or warranties, express or implied, except as otherwise set out herein. Notwithstanding the foregoing, Assignor and Assignee agree and acknowledge that the assignment of the Loan Documents is only an assignment of the Loan Documents of this Loan and is not an assignment of the Loan Documents of any other indebtedness of Borrower to Assignor or any guarantor to Assignor. Further, any assignment of any Guaranty is only an assignment of the Guaranty as it guarantees this Loan and not as to any other indebtedness of Borrower or any guarantor to Assignor.

     TO HAVE AND TO HOLD the same together with all rights, titles, interests, privileges, claims, demands and equities existing and to exist in connection therewith unto Assignee, its successors and assigns forever.

     Assignor expressly waives and releases in favor of Assignee any and all rights that Assignor may now have or hereinafter have to establish or enforce any lien or security interest, if any, securing payment of the indebtedness arising pursuant to the Loan.

Assignor directs that all payments due under the Loan Documents subsequent to the Effective Date be made directly to Assignee.

     Assignor represents to Assignee that it is the owner and holder of the Loan Documents free and clear of all liens and encumbrances and Assignor has all the requisite power and authority to transfer the Loan Documents to Assignee under this Agreement.

     Except as otherwise specifically stated in this Assignment or in a separate writing executed by Assignor and Assignee, Assignor specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future with respect to the Loan and the Loan Documents, including, without limitation,
(i) the validity, existence, or priority of any lien or security interest securing the Loan; (ii) the existence or basis for any claim, counterclaim, defense or offset relating to the Loan; (iii) the financial condition of Borrower; (iv) the compliance of the Loan with any laws, ordinances or regulations of any government or other body; (v) the condition of any collateral securing the Loan; and (vi) the future performance of the Borrower, the collateral or any guarantor of the Loan. Assignee acknowledges and represents to Assignor that having been given the opportunity to undertake its own investigation of the Loan, Assignee is relying solely on its own investigation of the Loan evidenced by the Note and not any information provided or to be provided by Assignor. The sale of the Loan as provided for herein is made on an "AS IS", "WHERE IS" basis, with all faults, and Assignee, by acceptance of this Assignment, expressly acknowledges that ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW RELATING TO THE LOAN, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR IN A SEPARATE WRITING EXECUTED BY ASSIGNOR AND ASSIGNEE.

     Assignee hereby assumes any and all of Assignor's obligations under the Loan and the Loan Documents arising on or after the date hereof. Further, Assignee hereby indemnifies and holds Assignor harmless from and against any and all claims, liabilities, damages, expenses or obligations (including reasonable attorney's fees) of any kind or character in connection with the Loan arising as a result of Assignee's actions or inaction at any time with respect to the Loan or any parties to the Loan. Assignee represents to Assignor that it has all the requisite power and authority to execute and to deliver this Assignment, and to perform all of its obligations under this Assignment.

     This Assignment may be executed in a number of multiple identical counterparts which, when taken together, shall constitute collectively one (1) Assignment, but in making proof of this Assignment it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged.

     IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto effective as of the 28th day of March, 2003 (the "Effective Date").

ATTEST:                              ASSIGNOR:
                                     Bank of America, N. A.
      /s/ Clara S. Blanding          a national banking association
------------------------------
Name:  Clara S. Blanding
Title:  Assistant Secretary          By: /s/ Roger O. Gore
                                         -------------------------------------
[Bank Seal]                              Name: Roger O. Gore
                                         Title: Sr. Vice President

STATE OF NORTH CAROLINA         )
                                )
COUNTY OF MECKLENBURG           )

     I HEREBY CERTIFY that on this 28th day of March, 2003, before me, a Notary Public of said State, personally appeared Roger O. Gore, who made oath in due form of law that he/she is a Sr. Vice President of BANK OF AMERICA, N.A., and acknowledged that he/she executed the within instrument for the purposes therein contained and that he/she is duly authorized to execute this instrument on behalf of BANK OF AMERICA, N.A.

      AS WITNESS my hand and Notarial Seal.
My Commission expires: 8/28/2005                      /s/ illegible
                                                -----------------------------
                                                Notary Public


ATTEST:                               ASSIGNEE:

/s/ Jeffrey W. Osler                  Fair Holdings, Inc.
--------------------------            an Ohio corporation
Name:  Jeffrey W. Osler
Title: __________ Secretary           By: /s/ Timothy S. Durham
                                         -------------------------------------
                                      Name: Timothy S. Durham
[SEAL]                                Title: Chariman


STATE OF INDIANA        )
                        )
COUNTY OF HAMILTON      )

     I HEREBY CERTIFY that on this 27th day of March, 2003, before me, a Notary Public of said State, personally appeared Timothy S. Durham, who made oath in due form of law that he/she is a Chief Executive Officer of Fair Holdings, Inc., and acknowledged that he/ she executed the within instrument for the purposes therein contained and that he/she is duly authorized to execute this instrument on behalf of Fair Holdings, Inc.

         AS WITNESS my hand and Notarial Seal.
My Commission expires: June 13, 2010               /s/Shannon Frantz
                                                -------------------------------

             CONSENT TO ASSIGNMENT AND RELEASE BY ADDITIONAL PARTIES

Each of the undersigned hereby consents to the assignment of the Loan Documents to Assignee by Assignor and each of the undersigned hereby RELEASES AND DISCHARGES the Assignor and its predecessors, successors, assigns, officers, employees, agents, subsidiaries and affiliates (collectively referred to as "Affiliates"), jointly and severally, from any and all claims, counterclaims, liabilities and causes of action of any nature whatsoever, whether arising at law or in equity whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, for or because of or as a result of any act, omission, breach of contract, fraud, violation of any statute or law, commission of any tort, or any other matter whatsoever or thing done, omitted or suffered to be done by the Assignor or its Affiliates, INSOFAR AS THE SAME ARISE OUT OF OR RELATE TO THE LOAN AND/OR THE LOAN DOCUMENTS, which have occurred in whole or in part, or were initiated at any time up to and through the execution of this Assignment.

     IN WITNESS WHEREOF, this Assignment has been executed by the parties hereto effective as of the Effective Date.

ATTEST:                               BORROWER:
                                      Danzer Industries, Inc.
/s/ Jeffrey W. Osler                  a Maryland corporation
-----------------------------
Name:  Jeffrey W. Osler
Title: _________ Secretary            By: /s/Terry Whitesell
                                         ----------------------------
                                      Name: Terry Whitesell
                                      Title: Chairman

[CORPORATE SEAL]

STATE OF INDIANA        )
                        )
COUNTY OF HAMILTON      )

     I HEREBY CERTIFY that on this 27th day of March, 2003, before me, a Notary Public of said State, personally appeared Terry Whitesell, who made oath in due form of law that he/she is a Chief Chairman of Danzer Industries, and acknowledged that he/she executed the within instrument for the purposes therein contained and that he/she is duly authorized to execute this instrument on behalf of Danzer Industries, Inc.

AS WITNESS my hand and Notarial Seal.
My Commission expires: June 13, 2010           /s/Shannon Frantz
                                           ---------------------------------

ATTEST:                                 GUARANTOR:
/s/ Jeffrey W. Osler                    Obsidian Enterprises, Inc.,
-------------------------------         formerly Danzer Corporation
Name:  Jeffrey W. Osler
Title                 Secretary
      ----------------
                                        By: /s/Terry Whitesell
                                           -----------------------------------
[CORPORATE SEAL]                        Name:  Terry Whitesell
                                        Title:  President

STATE OF INDIANA        )
                        )
COUNTY OF HAMILTON      )

     I HEREBY CERTIFY that on this 27th day of March, 2003, before me, a Notary Public of said State, personally appeared Terry Whitesell, who made oath in due form of law that he/she is a President of Obsidian Enterprises, and acknowledged that he/ she executed the within instrument for the purposes therein contained and that he/she is duly authorized to execute this instrument on behalf of Obsidian Enterprises, Inc.

         AS WITNESS my hand and Notarial Seal.
My Commission expires: June 13, 2010                  /s/Shannon Frantz
                                                  -----------------------------


CERTIFICATION

The undersigned hereby certifies that the within instrument was prepared by one of the parties named in the instrument.

                                               /s/Michael G. Pratt      (SEAL)
                                             ---------------------------------

AFTER RECORDING, RETURN TO:
-------------------------------
-------------------------------
-------------------------------

                                  SCHEDULE "A"

1. Second Limited Forbearance Agreement dated February, 2003 among Borrower, Guarantor and Assignor.

2. Limited Forbearance Agreement dated October 14, 2002, among Borrower, Guarantor and Assignor

3. Promissory Note dated August 15, 2001, in original principal amount of $1,000,000.00 ("Term Note") from Borrower to Assignor.

4. Promissory Note dated August 15, 2001, in the original principal amount of $1,000,000.00 ("Revolver Note") from Borrower to Assignor.

5. Deed of Trust Assignment and Security Agreement dated August 15, 2001, recorded in Book 1688, Page 998, Public Land Records of Washington County, Maryland.

6.   Business  Loan  Agreement  dated  August 15,  2001,  between  Borrower  and
     Assignor.

7. Commercial Security Agreement dated August 15, 2001, from Borrower in favor of Assignor.

8. Commercial Guaranty dated August 15, 2001, from Danzer Corporation n\k\a Obsidian Enterprises, Inc. in favor of Assignor.

9. UCC Financing Statement recorded in Book 172, Page 2089, Public Records of the Maryland State Department of Assessments and Taxation.

10. UCC Financing Statement recorded in Book 172, Page 2083, Public Records of the Maryland State Department of Assessments and Taxation.

11. UCC Financing Statement recorded in Book 1688, Page 1025, Public Records of Washington County, Maryland.